Exhibit 99.1

MACOM Reports Revenue $124.9 million and EPS $0.41 (non-GAAP) for Fiscal Second Quarter;

Revenue Exceeds Guidance on Strength in Networks

LOWELL, MA, April 28, 2015 - M/A-COM Technology Solutions Holdings, Inc. (NASDAQ: MTSI) (“MACOM”), a leading supplier of high-performance analog RF, microwave, millimeterwave and photonic semiconductor products, today announced its financial results for its fiscal second quarter ended April 3, 2015.

Second Quarter Fiscal Year 2015 GAAP Results

•	Revenue was $124.9 million, compared to $114.9 million in the prior fiscal quarter and $107.8 million in the previous year’s fiscal second quarter. The previous year’s fiscal second quarter included $9.7 million of revenue for the CPE business sold in May 2014.

•	Gross profit was 43.2 percent, compared to 47.2 percent in the prior fiscal quarter and 24.9 percent in the previous year’s fiscal second quarter;

•	Operating income was $3.3 million, compared to operating income of $9.1 million in the prior fiscal quarter and operating loss of $20.6 million in the previous year’s fiscal second quarter; and

•	Net loss was $5.3 million, or $0.10 loss per diluted share, compared to net loss of $6.3 million, or $0.13 loss per diluted share, in the prior fiscal quarter and net loss of $22.1 million, or $0.47 loss per diluted share, in the previous year’s fiscal second quarter.

Second Quarter Fiscal Year 2015 Non-GAAP Results

•	Gross profit was 53.1 percent, compared to 53.7 percent in the prior fiscal quarter and 49.3 percent in the previous year’s fiscal second quarter;

•	Operating income was $30.3 million, or 24.3 percent of revenue, compared to $27.1 million, or 23.6 percent of revenue, in the prior fiscal quarter and $21.4 million, or 19.9 percent of revenue, in the previous year’s fiscal second quarter;

•	EBITDA was $34.1 million, compared to $30.6 million for the prior fiscal quarter and $24.8 million for the previous year’s fiscal second quarter; and

•	Net income was $21.3 million, or $0.41 earnings per diluted share, compared to net income of $18.7 million, or $0.38 earnings per diluted share, in the prior fiscal quarter and net income of $15.2 million, or $0.32 earnings per diluted share, in the previous year’s fiscal second quarter.

Management Commentary

John Croteau, President and Chief Executive Officer, MACOM stated, “I am pleased to announce another quarter of solid execution. In the second fiscal quarter our networks business grew due to strength in optical, with automotive up strong sequentially as well. As we expected, demand for our multi-market products snapped back from the broad based seasonal softness we saw the previous quarter, returning close to our 2014 fourth quarter run rate.”

“We have completed our 100-day integration of BinOptics and our capacity expansion programs are right on track. The deal has emerged as a catalyst for our Networks business overall, raising MACOM to strategic vendor status in some of the largest Telecommunications OEMs worldwide.”

Mr. Croteau concluded, “We believe we have the right strategy, addressing the right secular growth drivers, with the correct technology, intellectual property and leadership team to deliver long term success.”

Business Outlook

For the fiscal third quarter ending July 3, 2015, MACOM expects another quarter of growth with revenue expected to be in the range of $126 to $130 million. Non-GAAP gross margin is expected to be between 51 and 54 percent, and non-GAAP earnings per share between $0.38 and $0.41 on an anticipated 55 million shares outstanding, based on our increased share count following the public offering of common stock we completed in February.

Conference Call

MACOM will host a conference call on Tuesday, April 28, 2015 at 5:00 p.m. Eastern Time to discuss its fiscal second quarter financial results and business outlook. Investors and analysts may join the conference call by dialing 1-877-837-3908 and providing the confirmation code 69009494. International callers may join the teleconference by dialing +1-973-872-3000 and entering the same confirmation code at the prompt. A telephone replay of the call will be made available beginning two hours after the call and will remain available for 5 business days. The replay number is 1-855-859-2056 with a pass code of 69009494. International callers should dial +1-404-537-3406 and enter the same pass code at the prompt.

Additionally, this conference call will be broadcast live over the Internet and can be accessed by all interested parties in the Investors section of MACOM’s website at http://www.macom.com. To listen to the live call, please go to the Investors section of MACOM’s website and click on the conference call link at least fifteen minutes prior to the start of the conference call. For those unable to participate during the live broadcast, a replay will be available shortly after the call and will remain available for approximately 30 days.

About MACOM

M/A-COM Technology Solutions Holdings, Inc. (www.macom.com) is a leading supplier of high-performance analog RF, microwave, millimeterwave and photonic semiconductor products that enable next-generation internet and modern battlefield applications. Recognized for its broad catalog portfolio of technologies and products, MACOM serves diverse markets, including high speed optical, satellite, radar, wired and wireless networks, automotive, industrial, medical, and mobile devices. A pillar of the semiconductor industry, we thrive on more than 60 years of solving our customers’ most complex problems, serving as a true partner for applications ranging from RF to Light.

Headquartered in Lowell, Massachusetts, MACOM is certified to the ISO9001 international quality standard and ISO14001 environmental management standard. MACOM has design centers and sales offices throughout North America, Europe, Asia and Australia.

MACOM, M/A-COM, M/A-COM Technology Solutions, M/A-COM Tech, Partners in RF & Microwave, The First Name in Microwave and related logos are trademarks of MACOM. All other trademarks are the property of their respective owners.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on MACOM management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among others, information concerning our stated business outlook and future results of operations, our statements regarding having the right strategy, addressing the right secular growth drivers, with the correct technology, intellectual property and leadership team to assure long term success, and any statements regarding future trends, business strategies, competitive position, industry conditions, acquisitions and market opportunities. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements contained in this press release reflect MACOM’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or our actual activities or results to differ materially from those expressed in any forward-looking statement. Although MACOM believes that the expectations reflected in the forward-looking statements are reasonable, it cannot and does not guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including greater than expected dilutive effect on earnings of our equity issuances, outstanding indebtedness and related interest expense and other costs, lower than expected demand in any or all of our four primary end markets or from any of our large OEM customers based on seasonal effects, macro-economic weakness or otherwise, our failure to realize the expected economies of scale, lowered production cost and other anticipated benefits of our previously announced GaN intellectual property licensing program or InP laser production capacity expansion program, the potential for defense spending cuts, program delays, cancellations or sequestration, failures or delays by any customer in winning business or to make purchases from us in support of such business, lack of adoption or delayed adoption by customers and industries we serve of GaN, InP lasers or other solutions offered by us, failures or delays in porting and qualifying GaN or InP process technology to our Lowell, MA fabrication facility or third party facilities, lower than expected utilization and absorption in our manufacturing facilities, lack of success or slower than expected success in our new product development efforts, loss of business due to competitive factors, product or technology obsolescence, customer program shifts or otherwise, lower than anticipated or slower than expected customer acceptance of our new product introductions, the potential for a shift in the mix of products sold in any period toward lower-margin products or a shift in the geographical mix of our revenues, the potential for increased pricing pressure based on competitive factors, technology shifts or otherwise, the impact of any executed or abandoned acquisition, divestiture, joint venture, financing or restructuring activity, the impact of supply shortages or other disruptions in our internal or outsourced supply chain, the impact of changes in export, environmental or other laws applicable to us, the relative success of our cost-savings initiatives, the potential for inventory obsolescence and related write-offs, the expense, business disruption or other impact of any current or future investigations, administrative actions, litigation or enforcement proceedings we may be involved in, the potential loss of access to any in-licensed intellectual property or inability to license technology we may require on reasonable terms, and the impact of any claims of intellectual property infringement or misappropriation, which could require us to pay substantial damages for infringement, expend significant resources in prosecuting or defending such matters or developing non-infringing technology, incur material liability for royalty or license payments, or prevent us from selling certain of our products, as well as those factors described in “Risk Factors” in MACOM’s filings with the Securities and Exchange Commission (SEC), including its Quarterly Report on Form 10-Q for the fiscal quarter ended January 2, 2015 as filed with the SEC on February 2, 2015. MACOM undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In addition to GAAP reporting, MACOM provides investors with non-GAAP financial information, including revenue, gross margin, operating margin, operating income, net income, earnings per share, EBITDA and other data calculated on a non-GAAP basis. This non-GAAP information excludes the operations of Nitronex prior to the date of acquisition, discontinued operations, the impact of fair value accounting in merger and acquisitions (M&A) of businesses, M&A costs, including acquisition and related integration costs, certain cost savings from synergies expected from M&A activities, income and expenses from transition services related to M&A activities, expected amortization of acquisition-related intangibles, share-based and other non-cash compensation expense, certain cash compensation, restructuring charges, litigation settlement and costs, changes in the carrying values of liabilities measured at fair value, contingent consideration, amortization of debt discounts and issuance costs, other non-cash expenses, earn-out costs, exited leased facility costs and certain income tax items. Management does not believe that the excluded items are reflective of MACOM’s underlying performance. The exclusion of these and other similar items from MACOM’s non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. These and other similar items are also excluded from EBITDA, which is non-GAAP earnings before interest, income taxes, depreciation and amortization. MACOM believes this non-GAAP financial information provides additional insight into MACOM’s on-going performance and has, therefore, chosen to provide this information to investors for a consistent basis of comparison and to help them evaluate the results of MACOM’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited and in thousands, except per share data)

	Three Months Ended			Six Months Ended
	April 3,	January 2,	April 4,	April 3,	April 4,
	2015	2015	2014	2015	2014
Revenue	$124,885	$114,864	$107,827	$239,749	$191,981
Cost of revenue	70,878	60,663	80,964	131,541	129,396

Gross profit	54,007	54,201	26,863	108,208	62,585

Operating expenses:
Research and development	21,061	19,474	20,347	40,535	32,777
Selling, general and administrative	29,227	25,599	24,504	54,826	43,887
Restructuring charges	413	—	2,635	413	15,725

Total operating expenses	50,701	45,073	47,486	95,774	92,389

Income (loss) from operations	3,306	9,128	(20,623)	12,434	(29,804)

Other income (expense):
Warrant liability expense	(5,609)	(10,608)	(4,066)	(16,217)	(2,784)
Interest expense	(4,723)	(4,723)	(1,622)	(9,446)	(2,208)
Other income	2,124	375	1,009	2,499	1,087

Total other expense	(8,208)	(14,956)	(4,679)	(23,164)	(3,905)

Loss before income taxes	(4,902)	(5,828)	(25,302)	(10,730)	(33,709)
Income tax provision (benefit)	405	478	(5,680)	883	(7,271)

Loss from continuing operations	(5,307)	(6,306)	(19,622)	(11,613)	(26,438)
Loss from discontinued operations	—	—	(2,500)	—	(4,605)

Net loss	$(5,307)	$(6,306)	$(22,122)	$(11,613)	$(31,043)

Net loss per share:
Basic:
Loss from continuing operations	$(0.10)	$(0.13)	$(0.42)	$(0.24)	$(0.57)
Loss from discontinued operations	—	—	(0.05)	—	(0.10)

Loss per share - basic	$(0.10)	$(0.13)	$(0.47)	$(0.24)	$(0.67)

Diluted:
Loss from continuing operations	$(0.10)	$(0.13)	$(0.42)	$(0.24)	$(0.57)
Loss from discontinued operations	—	—	(0.05)	—	(0.10)

Loss per share - diluted	$(0.10)	$(0.13)	$(0.47)	$(0.24)	$(0.67)

Shares:
Basic	50,593	47,606	46,808	49,100	46,656

Diluted	50,593	47,606	46,808	49,100	46,656

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(unaudited and in thousands, except per share data)

	Three Months Ended
	April 3, 2015		January 2, 2015		April 4, 2014
	Amount		Amount		Amount
Revenue - GAAP	$124,885		$114,864		$107,827
Nitronex prior to acquisition	—		—		(362)

Revenue - Non-GAAP	$124,885		$114,864		$107,465

	Amount	% Revenue	Amount	% Revenue	Amount	% Revenue
Gross Profit - GAAP	$54,007	43.2%	$54,201	47.2%	$26,863	24.9%
Nitronex prior to acquisition	—	—	—	—	16	0.1
Amortization expense	7,347	5.9	5,359	4.7	6,262	5.8
Non-cash compensation expense	599	0.5	354	0.3	426	0.4
Equity-based compensation	179	0.1	58	0.1	30	—
Acquisition FMV step-up	3,538	2.8	835	0.7	18,003	16.8
Third-party engineering costs	305	0.2	924	0.8	570	0.5
Integration costs and synergy savings	356	0.3	(4)	—	822	0.8

Gross Profit - non-GAAP	$66,331	53.1%	$61,727	53.7%	$52,992	49.3%

Research and Development - GAAP	$21,061	16.9%	$19,474	17.0%	$20,347	18.9%
Nitronex prior to acquisition	—	—	—	—	(438)	(0.5)
Non-cash compensation expense	(1,620)	(1.3)	(1,038)	(0.9)	(728)	(0.7)
Equity-based compensation	(669)	(0.5)	(519)	(0.5)	(137)	(0.1)
Acquisition FMV step-up	(204)	(0.2)	(204)	(0.2)	(183)	(0.2)
Integration costs and synergy savings	(137)	(0.1)	(171)	(0.1)	(2,414)	(2.2)
Third-party engineering costs	305	0.2	924	0.8	570	0.5

Research and Development - non-GAAP	$18,736	15.0%	$18,466	16.1%	$17,017	15.8%

Selling, General and Administrative - GAAP	$29,227	23.4%	$25,599	22.3%	$24,504	22.7%
Nitronex prior to acquisition	—	—	—	—	(191)	(0.4)
Amortization expense	(3,096)	(2.5)	(1,053)	(0.9)	(476)	(0.4)
Non-cash compensation expense	(7,578)	(6.1)	(2,405)	(2.1)	(2,136)	(2.0)
Equity-based compensation	(501)	(0.4)	(317)	(0.3)	(214)	(0.2)
Acquisition FMV step-up	(28)	—	(28)	—	(21)	—
Litigation costs	(971)	(0.8)	(717)	(0.6)	(440)	(0.4)
Transaction expenses	530	0.4	(4,636)	(4.0)	(250)	(0.2)
Integration costs and synergy savings	(282)	(0.2)	(296)	(0.3)	(6,178)	(5.4)

Selling, General and Administrative - non-GAAP	$17,301	13.9%	$16,147	14.1%	$14,598	13.6%

Total operating expenses - GAAP	$50,701	40.6%	$45,073	39.2%	$47,486	44.0%
Nitronex prior to acquisition	—	—	—	—	(629)	(0.6)
Amortization expense	(3,096)	(2.5)	(1,053)	(0.9)	(476)	(0.4)
Non-cash compensation expense	(9,198)	(7.4)	(3,443)	(3.0)	(2,864)	(2.7)
Equity-based compensation	(1,170)	(0.9)	(836)	(0.7)	(351)	(0.3)
Acquisition FMV step-up	(232)	(0.2)	(232)	(0.2)	(204)	(0.2)
Restructuring charges	(413)	(0.3)	—	—	(2,635)	(2.5)
Integration costs and synergy savings	(419)	(0.3)	(467)	(0.4)	(8,592)	(8.0)
Litigation costs	(971)	(0.8)	(717)	(0.6)	(440)	(0.4)
Transaction expenses	530	0.4	(4,636)	(4.0)	(250)	(0.2)
Third-party engineering	305	0.2	924	0.8	570	0.5

Total operating expenses - non-GAAP	$36,037	28.9%	$34,613	30.1%	$31,615	29.4%

Income (loss) from operations - GAAP	$3,306	2.6%	$9,128	7.9%	$(20,623)	(19.1)%
Nitronex prior to acquisition	—	—	—	—	645	0.8
Amortization expense	10,446	8.4	6,412	5.6	6,738	6.3
Non-cash compensation expense	9,797	7.8	3,797	3.3	3,290	3.1
Equity-based compensation	1,349	1.1	894	0.8	381	0.4
Restructuring charges	413	0.3	—	—	2,635	2.5
Acquisition FMV step-up	3,770	3.0	1,067	0.8	18,207	16.9
Litigation costs	971	0.8	717	0.6	440	0.4
Transaction expenses	(530)	(0.4)	4,636	4.0	250	0.2
Integration costs and synergy savings	772	0.6	463	0.6	9,414	8.8

Income from operations - non-GAAP	$30,294	24.3%	$27,114	23.6%	$21,377	19.9%

Net loss - GAAP	$(5,307)	(4.2)%	$(6,306)	(5.5)%	$(22,122)	(20.5)%
Nitronex prior to acquisition	—	—	—	—	645	0.6
Amortization expense	8,566	6.9	5,258	4.6	5,155	4.8
Non-cash compensation expense	8,309	6.7	3,113	2.7	2,517	2.3
Equity-based compensation	1,107	0.9	733	0.6	291	0.3
Contingent consideration	(1,640)	(1.3)	—	—	—	—
Restructuring charges	339	0.3	—	—	2,016	1.9
Warrant liability expense	5,609	4.5	10,608	9.2	4,066	3.8
Non-cash interest expense	330	0.3	360	0.3	91	0.1
Acquisition FMV step-up	3,092	2.5	875	0.8	13,061	12.2
Litigation costs	797	0.6	588	0.5	337	0.3
Integration costs and synergy savings	633	0.5	380	0.3	7,201	6.7
Transaction expenses	(435)	(0.3)	3,420	3.0	191	0.2
Transition services for divested business	(102)	(0.1)	(308)	(0.3)	(741)	(0.7)
Discontinued operations	—	—	—	—	2,500	2.3

Net income - non-GAAP	$21,298	17.1%	$18,721	16.3%	$15,208	14.2%

Income from operations - non-GAAP	$30,294		$27,114		$21,377
Depreciation expense	3,759		3,453		3,367
Other income, net	—		—		40

EBITDA	$34,053		$30,567		$24,784

Interest expense- GAAP	$4,723		$4,723		$1,622
Non-cash interest expense	(403)		(439)		(119)

Interest expense- non-GAAP	$4,320		$4,284		$1,503

	Three Months Ended
	April 3, 2015		January 2, 2015		April 4, 2014
	Amount	Income (loss) per diluted share	Amount	Income (loss) per diluted share	Amount	Income (loss) per diluted share
Net loss - GAAP	$(5,307)	$(0.10)	$(6,306)	$(0.13)	$(22,122)	$(0.47)

Net income - non-GAAP	$21,298	$0.41	$18,721	$0.38	$15,208	$0.32

Diluted shares - GAAP	50,593		47,606		46,808
Incremental stock options, warrants, restricted stock and units	1,908		1,599		1,406

Diluted shares - non-GAAP	52,501		49,206		48,214

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(unaudited and in thousands, except per share data)

	Six Months Ended
	April 3, 2015		April 4, 2014
	Amount		Amount
Revenue - GAAP	$239,749		$191,981
Nitronex prior to acquisition	—		(1,048)

Revenue - non-GAAP	$239,749		$190,933

	Amount	% Revenue	Amount	% Revenue
Gross Profit - GAAP	$108,208	45.1%	$62,585	32.6%
Nitronex prior to acquisition	—	0.1	959	0.5
Amortization expense	12,706	5.3	7,509	3.9
Non-cash compensation expense	953	0.4	709	0.4
Equity-based compensation	237	0.1	30	—
Acquisition FMV step-up	4,373	1.8	18,539	9.7
Integration costs and synergy savings	352	0.1	961	0.5
Third-party engineering costs	1,229	0.5	570	0.3

Gross Profit - non-GAAP	$128,058	53.4%	$91,862	48.1%

Research and Development - GAAP	$40,535	16.9%	$32,777	17.1%
Nitronex prior to acquisition	—	—	(1,423)	(0.8)
Non-cash compensation expense	(2,658)	(1.1)	(1,212)	(0.6)
Equity-based compensation	(1,188)	(0.5)	(137)	(0.1)
Acquisition FMV step-up	(408)	(0.2)	(255)	(0.1)
Integration costs and synergy savings	(308)	(0.1)	(2,450)	(1.3)
Third-party engineering costs	1,229	0.5	570	0.3

Research and Development - non-GAAP	$37,202	15.5%	$27,870	14.6%

Selling, General and Administrative - GAAP	$54,826	22.9%	$43,887	22.9%
Nitronex prior to acquisition	—	(0.1)	(685)	(0.5)
Amortization expense	(4,149)	(1.7)	(842)	(0.4)
Non-cash compensation expense	(9,983)	(4.2)	(3,214)	(1.7)
Equity-based compensation	(818)	(0.3)	(214)	(0.1)
Acquisition FMV step-up	(56)	—	(32)	—
Integration costs and synergy savings	(578)	(0.2)	(6,593)	(3.5)
Litigation costs	(1,688)	(0.7)	(1,404)	(0.7)
Transaction expenses	(4,106)	(1.7)	(4,472)	(2.3)

Selling, General and Administrative - non-GAAP	$33,448	14.0%	$26,431	13.8%

Total operating expenses - GAAP	$95,774	39.9%	$92,389	48.1%
Nitronex prior to acquisition	—	0.1	(2,108)	(1.2)
Amortization expense	(4,149)	(1.7)	(842)	(0.4)
Non-cash compensation expense	(12,641)	(5.3)	(4,426)	(2.3)
Equity-based compensation	(2,006)	(0.8)	(351)	(0.2)
Acquisition FMV step-up	(464)	(0.2)	(287)	(0.2)
Contingent consideration and earn-out costs	—	—	—	—
Restructuring charges	(413)	(0.2)	(15,725)	(8.2)
Integration costs and synergy savings	(886)	(0.4)	(9,043)	(4.7)
Litigation costs	(1,688)	(0.7)	(1,404)	(0.7)
Transaction expenses	(4,106)	(1.7)	(4,472)	(2.3)
Third-party engineering	1,229	0.5	570	0.3

Total operating expenses - non-GAAP	$70,650	29.5%	$54,301	28.4%

Income (loss) from operations - GAAP	$12,434	5.2%	(29,804)	(15.5)%
Nitronex prior to Acquisition	—	—	3,067	1.8
Amortization expense	16,858	7.0	8,351	4.4
Non-cash compensation expense	13,594	5.7	5,135	2.7
Equity-based compensation	2,243	0.9	381	0.2
Contingent consideration and earn-out costs	—	—	—	—
Restructuring charges	413	0.2	15,725	8.2
Acquisition FMV step-up	4,837	2.0	18,826	9.9
Integration costs and synergy savings	1,235	0.5	10,004	5.2
Litigation costs	1,688	0.7	1,404	0.7
Transaction expenses	4,106	1.7	4,472	2.3

Income from operations - non-GAAP	$57,408	23.9%	$37,561	19.7%

Net loss - GAAP	$(11,613)	(4.8)%	$(31,043)	(16.2)%
Nitronex prior to acquisition	—	(0.1)	3,067	1.2
Amortization expense	13,824	5.8	6,389	3.3
Non-cash compensation expense	11,148	4.6	3,928	2.1
Equity-based compensation	1,840	0.8	291	0.2
Contingent consideration	(1,640)	(0.7)	—	—
Restructuring charges	339	0.1	12,030	6.3
Warrant liability expense	16,217	6.8	2,784	1.5
Non-cash interest expense	689	0.3	182	0.1
Acquisition FMV step-up	3,966	1.7	13,535	7.1
Integration costs and synergy savings	1,012	0.4	7,652	4.0
Litigation costs	1,385	0.6	1,074	0.6
Transaction expenses	3,261	1.4	3,537	1.9
Transition services for divested business	(409)	(0.2)	(741)	(0.4)
Discontinued operations	—	—	4,605	2.4

Net income - non-GAAP	$40,019	16.7%	$27,290	14.3%

	Amount	Income (loss) per diluted share	Amount	Income per diluted share
Net loss - GAAP	$(11,613)	$(0.24)	$(31,043)	$(0.67)

Net income - non-GAAP	$40,019	$0.79	$27,290	$0.57

Diluted shares - GAAP	49,100		46,656
Incremental stock options, warrants, restricted stock and units	1,814		1,412

Diluted shares - non-GAAP	50,914		48,068

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	April 3, 2015	October 3, 2014
ASSETS
Current assets:
Cash and cash equivalents	$73,970	$173,895
Accounts receivable, net	89,350	75,156
Inventories	84,077	73,572
Deferred income taxes and other	61,343	50,726

Total current assets	308,740	373,349
Property and equipment, net	65,352	50,357
Goodwill and intangible assets, net	357,900	153,417
Deferred income taxes and other	70,487	105,111

TOTAL ASSETS	$802,479	$682,234

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$4,062	$3,478
Accounts payable, accrued liabilities and other	63,844	64,910
Deferred revenue	267	17,258

Total current liabilities	68,173	85,646
Long-term debt, less current portion	342,335	343,178
Common stock warrant liability	32,018	15,801
Deferred income taxes and other	8,028	9,042

Total liabilities	450,554	453,667
Commitments and contingencies
Stockholders’ equity	351,925	228,567

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$802,479	$682,234

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited and in thousands)

	Six Months Ended
	April 3,	April 4,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(11,613)	$(31,043)
Non-cash adjustments	55,240	43,029
Change in operating assets and liabilities	(27,609)	(16,270)

Net cash from operating activities	16,018	(4,284)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of businesses, net	(222,955)	(258,108)
Sale of a business	—	8,627
Strategic investments	(250)	—
Purchases of property and equipment	(14,036)	(5,994)
Acquisition of intellectual property	(1,587)	(4,096)

Net cash used in investing activities	(238,828)	(259,571)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of term notes payable	—	245,000
Payment of debt	(2,982)	(34,952)
Capital contributions	—	3,200
Proceeds from stock offering, net	127,959	—
Proceeds from revolving credit facility	100,000	—
Payments on revolving credit facility	(100,000)	—
Financing activities	(2,092)	3,258

Net cash from financing activities	122,885	216,506

NET CHANGE IN CASH AND CASH EQUIVALENTS	(99,925)	(47,349)
CASH AND CASH EQUIVALENTS — Beginning of period	173,895	110,488

CASH AND CASH EQUIVALENTS — End of period	$73,970	$63,139

*  *  *

Company Contact:

M/A-COM Technology Solutions Holdings, Inc.

Robert J. McMullan

Senior Vice President and Chief Financial Officer

P: 978-656-2753

E: bob.mcmullan@macom.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers

EVP, Investor Relations

P: 949-224-3874

E: lsievers@sheltongroup.com